united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

ITEM 1. REPORTS TO SHAREHOLDERS.

(a)

ANNUAL REPORT

Day Hagan Smart Value Fund

June 30, 2022

Day Hagan Asset Management
1000 South Tamiami Trail
Sarasota, FL 34236

1-877-329-4246

Day Hagan Funds Annual Shareholder Letter

June 30, 2022

For the one-year period through June 30, 2022, the fund gained +0.92% (I-shares) versus the S&P 500 Value Total Return Index (the fund’s Primary Benchmark) decline of -4.86%. For the past year, the tug-of-war between bulls and bears was ratcheting higher in intensity, along with equity market volatility.

The S&P 500 continued to decline in the second quarter of 2022, hitting the lowest level since December 2020 as still-high inflation, sharp increases in interest rates, rising recession risks, and ongoing geopolitical unrest pressured stocks and other assets.

After a rebound in March, the S&P 500 dropped sharply in April to start the second quarter. While some of the reasons for the declines were similar to the first quarter (rising rates, high inflation, geopolitical concerns) the primary catalyst for the April sell-off was something new: a massive COVID-related lockdown in China. Unlike most of the rest of the world, China continues to enforce a “Zero-COVID” policy, whereby small outbreaks are met with extremely intense city- and province-wide lockdowns. At the peak of the recent COVID outbreak and subsequent lockdowns throughout China, it was estimated that 46 separate cities and provinces, impacting 300 million people and representing nearly 80% of China’s economic output were shut in and shut down, essentially halting the world’s second-largest economy. This sharp drop-in economic activity not only increased the chances of a global recession but also compounded global supply chain problems (Shanghai, the world’s busiest port, operated far below capacity during the lockdowns). The severe decline in economic activity in China combined with lingering concerns about rising interest rates and high inflation hit stocks hard in April, and the S&P 500 fell 8.7%.

The selling continued in early May, as the Federal Reserve raised interest rates by 50 basis points at the May 4th meeting, the single-biggest rate hike in 22 years. Additionally, at the press conference, Fed Chair Jerome Powell clearly signaled that the Fed would continue to hike rates aggressively to tame inflation and that weighed on stocks, pressuring the S&P 500 to fall to new 2022 lows in mid-May. But towards the end of the month, markets staged a modest rebound thanks to potential improvement in multiple market headwinds. First, as COVID cases declined, the Chinese economy started to reopen, and by the end of May, the port of Shanghai was operating at 80% capacity, a material improvement from earlier in the month. Additionally, Atlanta Fed President Raphael Bostic stated that the Fed might “pause” rate hikes in the late summer or early fall, and that gave investors some hope that the end of the Fed rate hike cycle may be closer than previously thought. Finally, some inflation metrics implied price pressures may be peaking. Those potential positives, combined with deep, short-term oversold conditions in equity markets, prompted a solid rally in late May and the S&P 500 finished the month with a fractional gain.

But the relief didn’t last long. On June 10th, the May CPI report showed inflation had not yet peaked as CPI rose 8.6% year-over-year, the highest reading since 1982. That prompted a violent reversal of the late-May gains, and the selling and market volatility was compounded when the Federal Reserve increased interest rates by 75 basis points on June 15th, the biggest rate hike since 1994. Additionally, Fed Chair Powell again warned that similar rate hikes are possible in the coming months. The high CPI reading combined with the greater-than-expected rate hike hit stocks hard, and the S&P 500 dropped sharply in mid-June to its lowest level since December 2020. During the last two weeks of the quarter, markets stabilized as commodity prices declined while U.S. economic readings showed a clear moderation in activity and that rekindled hope that a peak in inflation and an end to the rate hike cycle might come sooner than feared. Those factors, combined with the fact that markets had become near-term oversold again, resulted in a modest bounce late in the month, but the S&P 500 still finished with a solidly negative return for June.

In sum, the factors that pressured stocks in the first quarter, including high inflation, the prospect of sharply higher interest rates, geopolitical unrest, and rising recession fears, also weighed on stocks in the second quarter and until investors get relief from these headwinds, markets will likely remain volatile.

All four major stock indices posted negative returns for the second straight quarter, and like in the first quarter, the tech-heavy Nasdaq underperformed primarily thanks to rising interest rates while the Dow Jones Industrial Average relatively outperformed. Also, like the first quarter, rising rates and growing fears of an economic slowdown fueled the continued rotation from high valuation, growth-sensitive tech stocks to sectors of the market that are more resilient to rising rates and slowing economic growth.

On a sector level, all 11 S&P 500 sectors finished the second quarter with negative returns. Relative outperformers included traditionally defensive sectors such as utilities, consumer staples, and healthcare, which are historically less sensitive to a potential economic slowdown, and the quarterly losses for these sectors were modest. Energy was also a relative outperformer thanks to high oil and gas prices for much of the second quarter, although a late-June drop in energy commodities caused the energy sector to finish the quarter with a small loss.

Sector laggards in the second quarter were similar to those in the first quarter, with communication services, tech, and consumer discretionary sectors seeing material declines due to the aforementioned, broad rotation away from the more highly valued corners of the market. Specifically, internet stocks again weighed on the communications sector, while traditional retail stocks were a drag on the consumer discretionary sector following unexpectedly bad earnings from several major national retail chains. Financials also lagged in the second quarter thanks to rising fears of a future recession combined with a flattening yield curve, which can compress bank profit margins.

Currently, the portfolio’s factor profile shows that the fund’s holdings are tilted toward value, higher yielding stocks, quality, lower volatility, and positions with higher-than-category-average liquidity. All of these factors exhibit defensive characteristics. Furthermore, the portfolio’s exposure to the momentum factor is toward the lower end of the fund’s 5-year range. (Source: Morningstar)

Given the crosscurrents and potential headwinds, we believe the weight of the evidence continues to support caution and places a high priority on risk management.

Sincerely,

Donald L. Hagan, CFA

Arthur S. Day

Regan Teague, CFA, CFP

5678-NLD-072022

Day Hagan Smart Value Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2022

Average Annual Total Return through June 30, 2022*, as compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception ^
Day Hagan Smart Value Fund Class A	0.76%	7.98%	6.61%	6.13%
Day Hagan Smart Value Fund Class A with load	-5.07%	5.87%	5.36%	5.34%
Day Hagan Smart Value Fund Class C	0.02%	7.19%	5.81%	5.33%
Day Hagan Smart Value Fund Class I	0.92%	8.25%	6.85%	6.39%
S&P 500 Value Total Return Index **	-4.86%	8.23%	8.19%	7.98%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any, and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information. Please read carefully before investing. Certain purchases of Class A shares are subject to a 1.00% maximum deferred sales charge. A $15 fee may be charged for redemptions made by wire. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The manager has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.55% for Class A shares, 2.30% for Class C shares and 1.30% for Class I shares through October 31, 2022. The Fund’s gross total annual operating expenses were 2.14% for Class A shares, 2.89% for Class C shares and 1.89% for Class I shares per the latest prospectus. For performance information current to the most recent month-end, please call toll-free 1-877-329-4246.

**	The S&P 500 Value Total Return Index is a market capitalization-weighted index of approximately 500 widely held value stocks. Investors cannot invest directly in an index.

^	Inception date is July 1, 2014.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type or Industry
Sector on June 30, 2022	% of Net Assets
Health Care Facilities & Services	9.1%
Technology Services	8.9%
Biotech & Pharma	8.3%
Institutional Financial Services	7.3%
Transportation & Logistics	7.1%
Insurance	6.7%
Semiconductors	6.6%
Internet Media & Services	6.1%
Gas & Water Utilities	4.7%
Retail-Discretionary	4.4%
Other / Cash & Cash Equivalents	30.8%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

DAY HAGAN SMART VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.6%
	ADVERTISING & MARKETING - 1.4%
13,000	Interpublic Group of Companies, Inc.	$357,890

	ASSET MANAGEMENT - 2.5%
5,349	T Rowe Price Group, Inc.	607,700

	BANKING - 3.5%
11,000	Cadence Bank	258,280
5,300	JPMorgan Chase & Company	596,833
		855,113
	BIOTECH & PHARMA - 8.3%
8,000	Bristol-Myers Squibb Company	616,000
10,100	Gilead Sciences, Inc.	624,281
9,000	Merck & Company, Inc.	820,530
		2,060,811
	DIVERSIFIED INDUSTRIALS - 2.5%
4,800	3M Company	621,168

	E-COMMERCE DISCRETIONARY - 2.5%
5,800	Amazon.com, Inc.(a)	616,018

	ELECTRIC UTILITIES - 2.7%
17,600	OGE Energy Corporation	678,656

	GAS & WATER UTILITIES - 4.7%
9,500	National Fuel Gas Company	627,475
14,200	UGI Corporation	548,262
		1,175,737
	HEALTH CARE FACILITIES & SERVICES - 9.1%
4,200	AmerisourceBergen Corporation	594,216
4,050	Cigna Corporation	1,067,256
6,500	CVS Health Corporation	602,290
		2,263,762

See accompanying notes which are an integral part of these financial statements.

DAY HAGAN SMART VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.6% (Continued)
	INFRASTRUCTURE REIT - 3.1%
3,000	American Tower Corporation	$766,770

	INSTITUTIONAL FINANCIAL SERVICES - 7.3%
2,350	Goldman Sachs Group, Inc. (The)	697,997
6,228	Morgan Stanley	473,702
12,000	SEI Investments Company	648,240
		1,819,939
	INSURANCE - 6.7%
8,550	Aflac, Inc.	473,071
5,100	Allstate Corporation (The)	646,323
3,200	Travelers Companies, Inc. (The)	541,216
		1,660,610
	INTERNET MEDIA & SERVICES - 6.1%
320	Alphabet, Inc., Class A(a)	697,363
5,000	Meta Platforms, Inc., Class A(a)	806,250
		1,503,613
	OIL & GAS PRODUCERS - 3.9%
3,600	Chevron Corporation	521,208
26,500	Kinder Morgan, Inc.	444,140
		965,348
	RETAIL - DISCRETIONARY - 4.4%
2,700	Home Depot, Inc. (The)	740,529
2,000	Lowe’s Companies, Inc.	349,340
		1,089,869
	SEMICONDUCTORS - 6.6%
12,000	Intel Corporation	448,920
9,770	Micron Technology, Inc.	540,086
5,000	QUALCOMM, Inc.	638,700
		1,627,706
	SPECIALTY FINANCE - 2.6%
12,400	First American Financial Corporation	656,208

	TECHNOLOGY SERVICES - 8.9%
6,400	Amdocs Ltd.	533,184

See accompanying notes which are an integral part of these financial statements.

DAY HAGAN SMART VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.6% (Continued)
	TECHNOLOGY SERVICES - 8.9% (Continued)
13,000	Cognizant Technology Solutions Corporation, Class A	$877,370
5,600	International Business Machines Corporation	790,664
		2,201,218
	TELECOMMUNICATIONS - 2.7%
13,000	Verizon Communications, Inc.	659,750

	TRANSPORTATION & LOGISTICS - 7.1%
2,600	FedEx Corporation	589,446
4,000	Landstar System, Inc.	581,680
15,000	Werner Enterprises, Inc.	578,100
		1,749,226

	TOTAL COMMON STOCKS (Cost $22,705,449)	23,937,112

	TOTAL INVESTMENTS – 96.6% (Cost $22,705,449)	$23,937,112
	OTHER ASSETS IN EXCESS OF LIABILITIES- 3.4%	837,902
	NET ASSETS - 100.0%	$24,775,014

LTD - Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Day Hagan Smart Value Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2022

ASSETS
Investment securities:
At cost	$22,705,449
At value	$23,937,112
Cash at Custodian	812,585
Dividend and interest receivable	49,364
Prepaid expenses and other assets	28,660
TOTAL ASSETS	24,827,721

LIABILITIES
Payable to related parties	14,269
Investment management fees payable	11,153
Payable for Fund shares repurchased	6,174
Distribution (12b-1) fees payable	1,280
Accrued expenses and other liabilities	19,831
TOTAL LIABILITIES	52,707
NET ASSETS	$24,775,014

Composition of Net Assets:
Paid in capital	$22,520,157
Distributable Earnings	2,254,857
NET ASSETS	$24,775,014

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
June 30, 2022

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,637,419
Shares of beneficial interest outstanding (a)	131,146
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$12.49
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$13.25

Class C Shares:
Net Assets	$4,987,450
Shares of beneficial interest outstanding (a)	408,583
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.21

Class I Shares:
Net Assets	$18,150,145
Shares of beneficial interest outstanding (a)	1,448,227
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.53

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investment in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2022

INVESTMENT INCOME
Dividends	$770,200
Interest	1,187
TOTAL INVESTMENT INCOME	771,387

EXPENSES
Investment management fees	295,637
Distribution (12b-1) fees:
Class A	3,598
Class C	54,376
Administration fees and expenses	61,213
Registration fees	60,225
Transfer agent fees	37,473
Management service fees	33,731
Shareholder service fees	29,625
Compliance officer fees	21,580
Legal fees	21,424
Audit fees	14,746
Trustees fees and expenses	13,277
Printing and postage expenses	9,500
Custodian fees	3,605
Insurance expense	1,095
Other expenses	2,399
TOTAL EXPENSES	663,504
Less: Fees waived by the Manager	(221,616)
NET EXPENSES	441,888

NET INVESTMENT INCOME	329,499

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	6,257,955

Net change in unrealized appreciation (depreciation) on investments	(5,968,938)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(400)
Net change in unrealized depreciation on investments and foreign currency translations	(5,969,338)

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	288,617

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$618,116

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
FROM OPERATIONS
Net investment income	$329,499	$413,561
Net realized gain from investments	6,257,955	4,162,862
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(5,969,338)	6,316,402
Net increase in net assets resulting from operations	618,116	10,892,825

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(17,172)	(15,691)
Class C	(22,395)	(25,117)
Class I	(294,986)	(413,227)
Total distributions to shareholders	(334,553)	(454,035)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	508,200	136,155
Class C	18,994	77,382
Class I	1,542,320	3,326,996
Net asset value of shares issued in reinvestment of distributions:
Class A	13,285	12,832
Class C	21,850	24,303
Class I	184,229	219,487
Payments for shares redeemed:
Class A	(102,463)	(1,298,826)
Class C	(332,040)	(3,419,293)
Class I	(13,950,242)	(11,874,203)
Net decrease in net assets from shares of beneficial interest	(12,095,867)	(12,795,167)

TOTAL DECREASE IN NET ASSETS	(11,812,304)	(2,356,377)

NET ASSETS
Beginning of year	36,587,318	38,943,695
End of year	$24,775,014	$36,587,318

SHARE ACTIVITY
Class A:
Shares Sold	37,660	11,958
Shares Reinvested	1,017	1,184
Shares Redeemed	(7,995)	(135,178)
Net increase (decrease) in shares of beneficial interest outstanding	30,682	(122,036)

Class C:
Shares Sold	1,469	7,347
Shares Reinvested	1,735	2,292
Shares Redeemed	(25,853)	(354,699)
Net decrease in shares of beneficial interest outstanding	(22,649)	(345,060)

Class I:
Shares Sold	115,706	283,601
Shares Reinvested	14,044	20,366
Shares Redeemed	(1,068,236)	(1,169,032)
Net decrease in shares of beneficial interest outstanding	(938,486)	(865,065)

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018
Net asset value, beginning of year	$12.54	$9.17	$10.32	$11.53		$11.33
Activity from investment operations:
Net investment income (1)(2)	0.15	0.11	0.13	0.15		0.08
Net realized and unrealized gain (loss) from investments	(0.05)	3.40	(1.13)	(0.23)		0.95
Total from investment operations	0.10	3.51	(1.00)	(0.08)		1.03
Less distributions from:
Net investment income	(0.15)	(0.14)	(0.14)	(0.15)		(0.08)
Net realized gains	—	—	(0.01)	(0.98)		(0.75)
Total distributions	(0.15)	(0.14)	(0.15)	(1.13)		(0.83)
Net asset value, end of year	$12.49	$12.54	$9.17	$10.32		$11.53
Total return (3)	0.76%	38.46%	(9.75)%	0.09	% (6)	9.29%
Net assets, at end of year (000s)	$1,637	$1,260	$2,041	$4,321		$9,442
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.30%	2.12%	1.86%	1.70%		1.61%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.55%	1.55%	1.55%	1.55%		1.60%
Ratio of net investment income to average net assets (2)(5)	1.11%	1.09%	1.28%	1.41%		0.67%
Portfolio Turnover Rate	65%	64%	54%	53%		84%

(1)	Per share amounts calculated using the average shares method.

(2)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the manager.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Had the manager not reimbursed the trade error, the effect on total return would have been (0.01)%.

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class C

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018
Net asset value, beginning of year	$12.26	$8.97	$10.10	$11.31		$11.14
Activity from investment operations:
Net investment income (loss) (1)(2)	0.04	0.04	0.05	0.07		(0.01)
Net realized and unrealized gain (loss) from investments	(0.04)	3.30	(1.09)	(0.23)		0.94
Total from investment operations	0.00	3.34	(1.04)	(0.16)		0.93
Less distributions from:
Net investment income	(0.05)	(0.05)	(0.08)	(0.07)		(0.01)
Net realized gains	—	—	(0.01)	(0.98)		(0.75)
Total distributions	(0.05)	(0.05)	(0.09)	(1.05)		(0.76)
Net asset value, end of year	$12.21	$12.26	$8.97	$10.10		$11.31
Total return (3)	0.02%	37.34%	(10.35)%	(0.70	)% (6)	8.43%
Net assets, at end of year (000s)	$4,987	$5,288	$6,963	$11,495		$16,869
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.05%	2.87%	2.61%	2.45%		2.36%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.30%	2.30%	2.30%	2.30%		2.35%
Ratio of net investment income (loss) to average net assets (2)(5)	0.33%	0.34%	0.54%	0.69%		(0.08%)
Portfolio Turnover Rate	65%	64%	54%	53%		84%

(1)	Per share amounts calculated using the average shares method.

(2)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capit gains distributions, if any, and does not reflect the impact of redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the manager.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Had the manager not reimbursed the trade error, the effect on total return would have been (0.01)%.

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018
Net asset value, beginning of year	$12.59	$9.21	$10.35	$11.56		$11.37
Activity from investment operations:
Net investment income (1)(2)	0.17	0.14	0.15	0.19		0.11
Net realized and unrealized gain (loss) from investments	(0.05)	3.40	(1.11)	(0.24)		0.95
Total from investment operations	0.12	3.54	(0.96)	(0.05)		1.06
Less distributions from:
Net investment income	(0.18)	(0.16)	(0.17)	(0.18)		(0.12)
Net realized gains	—	—	(0.01)	(0.98)		(0.75)
Total distributions	(0.18)	(0.16)	(0.18)	(1.16)		(0.87)
Net asset value, end of year	$12.53	$12.59	$9.21	$10.35		$11.56
Total return (3)	0.92%	38.76%	(9.43)%	0.35	% (6)	9.45%
Net assets, at end of year (000s)	$18,150	$30,040	$29,940	$62,506		$93,997
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.05%	1.87%	1.61%	1.45%		1.36%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.30%	1.30%	1.30%	1.30%		1.35%
Ratio of net investment income to average net assets (2)(5)	1.31%	1.36%	1.52%	1.71%		0.92%
Portfolio Turnover Rate	65%	64%	54%	53%		84%

(1)	Per share amounts calculated using the average shares method.

(2)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the manager.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Had the manager not reimbursed the trade error, the effect on total return would have been (0.01)%.

See accompanying notes to financial statements.

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2022

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-seven series. These financial statements include the following series Day Hagan Smart Value Fund (the “Fund” ). The Fund is registered as a diversified fund. The Fund’s investment manager is Donald L. Hagan, LLC, also known as Day Hagan Asset Management (the “Manager” or “Day Hagan”).

The Fund commenced operations on July 1, 2014. The Fund’s primary investment objective is to achieve long-term capital appreciation with current income as a secondary objective.

The Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the Fund, has the same rights and voting privileges, and is identical in all material respects except that they differ as to sales and redemption charges and ongoing service and distribution fees.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies” including Accounting Standards Update 2013-08.

a)         Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange-traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and exchange-traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange--traded fund purchased by the Fund will not change. The independent- pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the manager does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Index options are valued at the mean prices provided by an approved independent pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures” ) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

The Fund utilizes various methods to measure the fair value of all of it’s investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2022:

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stock (b)	$23,937,112	$—	$—	$23,937,112
Total	$23,937,112	$—	$—	$23,937,112

(a)	As of and during the year ended June 30, 2022, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major index classification, please refer to the Schedule of Investments.

b)       Accounting for Options - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Fund may purchase a call option on a stock it may purchase at some point in the future. When the Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. During the year ended June 30, 2022, there were no option transactions on the Fund.

c)       Federal Income Tax - Each Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended June 30, 2022, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of June 30, 2022, the Fund did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2019-2021 for the Fund) or expected to be taken in year ended 2022 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities. No examination of the Fund’s tax returns are presently in progress.

d)       Distributions to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually. The Fund distributes net investment income quarterly. Distributable net realized gains, if any, are declared and distributed annually.

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

e)       Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

f)       Security Transactions and Investment Income - Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

g)       Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)       Indemnification - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)       Redemption Fees and Sales Charges (loads) - A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares, in the Fund, made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended June 30, 2022, there were no redemption fees paid to the Fund and there were no CDSC fees paid to the Manager.

j)       Cash and cash equivalents - Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2022, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund was as follows:

Purchases	Sales
$17,922,234	$27,104,862

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Day Hagan acts as investment manager to the Fund pursuant to the terms of an investment advisory agreement between the Fund and Day Hagan (the “Management Agreement” ). Effective October 8, 2021, DH Logix, LLC no longer serves as sub-advisor to the Fund. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets for the Fund, such fees to be computed daily based upon daily average net assets of the Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2022, management fees of $295,637 were incurred by the Fund, before the waiver and reimbursement described below. For the year ended June 30, 2022 the Fund owed $11,153 to the Manager.

The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) at 1.55% for Class A shares, 2.30% for Class C shares, and 1.30% for Class I shares of the Fund’s average daily net assets through October 31, 2022. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board.

For the year ended June 30, 2022, the Manager waived management fees of $221,616 for the Fund, pursuant to the Expense Limitation Agreement. As of June 30, 2022 the Manager has waived/reimbursed expenses that may be recovered no later than June 30 of the years indicated below:

	2023	2024	2025
Day Hagan Smart Value Fund	$184,460	$200,749	$221,616

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Fund, the Fund pays an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2022, $33,731 in fees were incurred under the Management Service Agreement for the Fund.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receive an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Fund. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

A Trustee and Officer of the Trust is also the controlling member of MFund, AlphaCentric Advisors LLC, and Catalyst Capital Advisors LLC (AlphaCentric Advisors LLC and Catalyst Capital Advisors LLC each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

Ultimus Fund Solutions, LLC (“UFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from the Fund: (i) basis point fees in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of UFS, and are not paid any fees directly by the Trust for serving in such capacity.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset -based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for Class A and Class C shares of the Fund, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Manager for the sale of Class C shares.

For the year ended June 30, 2022 the Distributor received $2119 in underwriter commissions from the sale of Class A shares of the Fund.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $22,694,517 for the Fund, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation:	$2,677,033
Gross Unrealized Depreciation:	(1,434,438)
Net Unrealized Appreciation:	$1,242,595

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2022	June 30, 2021
Ordinary Income	$329,571	$454,035
Long-Term Capital Gain	4,982	—
Return of Capital	—	—
	$334,553	$454,035

As of June 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
$—	$1,011,843	$—	$—	$—	$1,243,014	$2,254,857

Day Hagan Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses are primarily attributable to of losses the C-Corporation return of capital distribution.

At June 30, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$—	$—	$—	$5,144,716

(5)	COVID-19 RISK

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has spread globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID- 19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

(6)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, RJ Trust Co. held 40.96% and may be deemed to control the Fund.

(7)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements except for the below:

Effective August 2, 2022, the Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) at 1.48% for Class A shares, 2.23% for Class C shares, and 1.23% for Class I shares of the Fund’s average daily net assets through October 31, 2023. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Day Hagan Smart Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Day Hagan Smart Value Fund (formerly known as Day Hagan Logix Smart Value Fund, a series of shares of beneficial interest in Mutual Fund Series Trust (the “Fund”), including the schedule of investments, as of June 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two -year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2022

Day Hagan Smart Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended June 30, 2022, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Day Hagan Smart Value Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/22	6/30/22	1/1/22-6/30/22	1/1/22 – 6/30/22
Class A	$1,000.00	$916.10	$7.36	1.55%
Class C	1,000.00	912.20	10.90	2.30
Class I	1,000.00	916.70	6.18	1.30

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/22	6/30/22	1/1/22 – 6/30/22	1/1/22-6/30/22
Class A	$1,000.00	$1,017.11	$7.75	1.55%
Class C	1,000.00	1,013.39	11.48	2.30
Class I	1,000.00	1,018.35	6.51	1.30

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

Day Hagan Smart Value Fund
ADDITIONAL INFORMATION (Unaudited)
June 30, 2022

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-329-4246; and on the Commission’s website at http://www.sec.gov.

Day Hagan Logix Smart Value Fund
SUPPLEMENTAL INFORMATION
June 30, 2022 (Unaudited)

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, the Genovese family office, since 1999; Managing Member of Bear Properties, LLC, a real estate management firm, since 2006; Managing Member of PTL Real Estate LLC, from 2000 until 2019.	53	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of IDX Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Special Committee	Since 6/2006	Attorney since 1982.	37	Trustee of Variable Insurance Trust since 2010
Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice	53	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

Day Hagan Logix Smart Value Fund

SUPPLEMENTAL INFORMATION

June 30, 2022 (Unaudited)

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012- 3/2022	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	37	Variable Insurance Trust since 2010

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available, free of charge, by calling toll-free 1-877-329-4246.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
Donald L. Hagan, LLC
also known as
Day Hagan Asset Management
1000 South Tamiami Trail
Sarasota, FL 34236

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

DH-AR22

(b)	Not Applicable

ITEM 2. CODE OF ETHICS.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)        During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2022	2021
Day Hagan Logix Smart Value Fund	12,000	12,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2022	2021
Day Hagan Logix Smart Value Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2022 and 2021 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2022 and 2021 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.
(h)	Not applicable. The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.
(i)	Not applicable.
(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover__________
Principal Executive Officer/President
Date: September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover__________
Principal Executive Officer/President
Date: September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/Erik Naviloff ____________
Erik Naviloff, Principal Financial Officer/Treasurer
Date: September 6, 2022